UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

VYNE Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38356	45-3757789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 125, Stewartsville, NJ (Address of Principal Executive Offices)	08886 (Zip Code)

Registrant’s telephone number, including area code: (800) 775-7936

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 17, 2025, VYNE Therapeutics Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Yarrow Bioscience, Inc., a Delaware corporation (“Yarrow”), and Yellow Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Yarrow, with Yarrow continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each then outstanding share of Yarrow capital stock (the “Yarrow Capital Stock”) (including any shares of Yarrow Capital Stock issued pursuant to the Pre-Closing Financing (as defined below) and Yarrow’s Series A preferred financing described below), and excluding shares of Yarrow Capital Stock held as treasury stock immediately prior to the Effective Time and any dissenting shares, will be converted into the right to receive a number of shares of Company common stock, par value $0.0001 (the “Company Common Stock”), calculated in accordance with the Merger Agreement (the “Exchange Ratio”), (b) each then-outstanding option to purchase shares of Yarrow common stock that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will cease to represent a right to acquire shares of Yarrow common stock and will be converted into and become an option to purchase shares of Company Common Stock on the existing terms and conditions (including with respect to vesting and accelerated vesting), subject to adjustment as set forth in the Merger Agreement, and (c) each then outstanding and unexercised warrant to purchase shares of Yarrow common stock will be converted into and become a warrant to purchase shares of Company Common Stock on the existing terms and conditions (including with respect to vesting and accelerated vesting), subject to adjustment as set forth in the Merger Agreement. Under the terms of the Merger Agreement, prior to the Effective Time, the board of directors of the Company (the “Board”) will accelerate the vesting of all options to purchase Company Common Stock (the “Company Options”) and restricted stock units (the “Company Restricted Stock Units”). Each then outstanding Company Option with an exercise price per share greater than the volume weighted average closing trading price of a share of Company Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) for the five (5) consecutive trading days ending three (3) trading days prior to the Calculation Date (as defined in the Merger Agreement), as reported by Bloomberg L.P. (the “Company Closing Price” and such Company Options, “In-the-Money Company Options”), will be cancelled at the Effective Time and such holder thereof will receive an amount in cash, without interest, less any applicable tax withholding, equal to the product obtained by multiplying the excess of the Company Closing Price over the exercise price per share of the Company Common Stock underlying such Company Option by the number of shares of the Company Common Stock underlying such Company Option. Each Company Option with an exercise price greater than the Company Closing Price will be cancelled for no consideration. Immediately prior to the Effective Time, each holder of an accelerated Company Restricted Stock Unit will be entitled to receive a number of shares of Company Common Stock equal to the number of vested and unsettled shares underlying such Company Restricted Stock Unit.

Pursuant to the Exchange Ratio formula in the Merger Agreement, upon the closing of the Merger, on a pro forma basis and based upon the number of shares of Company Common Stock expected to be issued in the Merger (including following the consummation of the Pre-Closing Financing and Yarrow’s Series A preferred financing), pre-Merger Yarrow stockholders are expected to own approximately 97% of the combined company and pre-Merger Company stockholders are expected to own approximately 3% of the combined company. For purposes of calculating the Exchange Ratio, (i) shares of Company Common Stock underlying In-the-Money Company Options (other than such In-the-Money Company Options cashed out in accordance with the Merger Agreement which would reduce the calculation of the Company’s net cash), warrants or other rights or commitments to receive shares of Company Common Stock, including the Company Restricted Stock Units, will be deemed to be outstanding and (ii) all shares of Yarrow Capital Stock underlying outstanding options, warrants or other rights or commitments to receive shares of Yarrow Capital Stock will be deemed to be outstanding, except as provided in the Merger Agreement. The Exchange Ratio, and related pro forma ownership, will be adjusted to the extent that Company’s net cash at closing is less than $0, as further described in the Merger Agreement. In addition, prior to the closing of the Merger, the Company expects to declare a cash dividend to the pre-Merger Company stockholders (the “Pre-Closing Dividend”) which is expected to be approximately $14,500,000 to $16,500,000 in the aggregate.

In connection with the Merger, the Company will seek the approval of its stockholders to, among other things, (a) issue shares of Company Common Stock that represent more than twenty percent (20%) of the shares of Company Common Stock outstanding immediately prior to the Effective Time under the rules of Nasdaq (b) effect the change of control of the Company resulting from the Merger pursuant to the rules of Nasdaq and (c) effect a reverse stock split of the Company Common Stock for the purposes of compliance with the minimum closing bid price of $1.00 per share, as set forth in Nasdaq listing rule 5550(a)(2) ((a) through (c) collectively, the “Company Stockholder Matters”).

Each of the Company and Yarrow has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) using commercially reasonable efforts to obtain the requisite approval of its stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the closing of the Merger, (4) the Company using commercially reasonable efforts to maintain the existing listing of the Company Common Stock on Nasdaq and cause the shares of Company Common Stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the closing of the Merger, and (5) the Company filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement to register the shares of Company Common Stock to be issued in connection with the Merger (the “Registration Statement”).

The consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Company stockholders of the Company Stockholder Matters, (2) approval by the requisite Yarrow stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (3) Nasdaq’s approval of the listing application to be submitted in connection with the Merger and (4) the effectiveness of the Registration Statement. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the closing of the Merger.

The Merger Agreement contains certain termination rights of each of the Company and Yarrow. Upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Yarrow a termination fee of $1,000,000 and Yarrow may be required to pay the Company a termination fee of $1,000,000.

The transaction has received approval by the boards of directors of the parties and is expected to close in the second quarter of 2026, subject to certain closing conditions, including, among other things, approval by the stockholders of each company and the satisfaction of customary closing conditions.

At the Effective Time, the Board is expected to consist of a number of members determined by Yarrow, all of whom will be designated by Yarrow, and the executive officers of the Company will consist of officers determined by Yarrow.

Yarrow Series A Preferred Financing

In connection with the execution and delivery of the Merger Agreement, certain institutional and accredited investors entered into a Series A stock purchase agreement, pursuant to which such persons invested in a private placement of Yarrow’s Series A preferred stock for an aggregate purchase price of approximately $100,000,000.

Pre-Closing Financing

Concurrently with the execution and delivery of the Merger Agreement, certain institutional and accredited investors have also entered into a securities purchase agreement (the “Securities Purchase Agreement”), pursuant to which such persons will agree to purchase, in the amounts set forth therein, pre-closing shares of Yarrow Capital Stock and pre-funded warrants (the “PIPE Securities”) for an aggregate purchase price of approximately $100,000,000 in a private placement (the “Pre-Closing Financing”). The closing of the Pre-Closing Financing is conditioned on the satisfaction or waiver of the conditions set forth in the Merger Agreement (in addition to other customary closing conditions) and is expected to occur substantially concurrently with the closing of the Merger and prior to the Effective Time.

Pursuant to the terms of the Securities Purchase Agreement, at closing of the Pre-Closing Financing, Yarrow will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the purchasers of the PIPE Securities, which will provide for the registration and resale of the Company Common Stock issuable in exchange for the PIPE Securities upon closing of the Merger and the shares of Company Common Stock issuable upon exercise of the pre-funded warrants following the Merger, in accordance with the terms of the Registration Rights Agreement.

Support Agreements and Lock-Up Agreement

Concurrently with the execution of the Merger Agreement, (i) each of the directors and officers of the Company (solely in their respective capacities as Company stockholders) holding approximately 3% of the outstanding shares of Company Common Stock as of December 16, 2025, have entered into support agreements with the Company and Yarrow to vote all of their shares of Company Common Stock in favor of the Company Stockholder Matters and against any alternative acquisition proposals (the “Company Support Agreement”) and (ii) certain officers, directors and stockholders of Yarrow (solely in their respective capacities as Yarrow stockholders) holding approximately 100% of the outstanding shares of Yarrow Capital Stock as of December 16, 2025 have entered into support agreements with the Company and Yarrow to vote all of their shares of Yarrow Capital Stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby and against any alternative acquisition proposals (the “Yarrow Support Agreement” and together with the Company Support Agreement, the “Support Agreements”).

Concurrently with the execution of the Merger Agreement, certain executive officers and directors of the Company and Yarrow have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, subject to specified exceptions, they have agreed not to transfer their shares of Company Common Stock for the 180-day period following the closing of the Merger.

The preceding summaries of the Merger Agreement, the Support Agreements, the Securities Purchase Agreement, the Registration Rights Agreement and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Yarrow Support Agreement, the form of Company Support Agreement, the form of Securities Purchase Agreement, the form of Registration Rights Agreement and the form of Lock-Up Agreement, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company or Yarrow or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of the Company, Yarrow and Merger Sub made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Yarrow, Merger Sub or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The PIPE Securities were offered and will be sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof. Each of the investors represented that it was an “accredited investor,” as defined in Regulation D, and is acquiring the PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the PIPE Securities or any other securities of the Company or Yarrow.

Item 5.01	Changes in Control of Registrant.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 17, 2025, the Company and Yarrow issued a joint press release announcing the entry into the Merger Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The Company and Yarrow plan to hold a joint conference call on December 17, 2025 at 8:30 AM Eastern Time to discuss the Merger in more detail. To join the webcast, please register here: https://viavid.webcasts.com/starthere.jsp?ei=1746336&tp_key=e5c90dda9d. A replay of the webcast can be accessed following the call by visiting www.vynetherapeutics.com. Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the transcript that will be used by the Company and Yarrow in connection with the webcast.

The information in this Item 7.01, including Exhibits 99.1, and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company, Yarrow, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; expectations regarding Yarrow’s Series A preferred financing and the Pre-Closing Financing, and the closings thereof; the expected executive officers and directors of the combined company; the combined company’s expected cash position at the closing of the proposed Merger (including completion of the Pre-Closing Financing) and cash runway of the combined company; the expected distribution and payment of the Pre-Closing Dividend, including the timing thereof; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the combined company having sufficient resources to advance its pipeline candidates; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company, Yarrow or the proposed transaction will be those that have been anticipated.

The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, including the Company’s failure to obtain stockholder approval for the Merger; risks associated with the potential failure to complete the Pre-Closing Financing in a timely manner or at all; risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of the Company and Yarrow to consummate the transactions contemplated by the Merger; risks associated with the Company’s continued listing on Nasdaq until closing of the Merger; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments; and those risks and uncertainties and other factors more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by the Company with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, and with regard to the proposed transaction, are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such forward-looking statements are made as of the date of this release, and the parties undertake no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This Current Report on Form 8-K and the exhibits filed or furnished herewith are not substitutes for any other document that the Company may file with the SEC in connection with the proposed transaction, including the registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement and prospectus. In connection with the proposed transaction between the Company, Yarrow and Merger Sub, the Company intends to file relevant materials with the SEC, including the Form S-4. THE COMPANY URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, YARROW, MERGER SUB, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.vynetherapeutics.com) and the investor media website (https://vynetherapeutics.com/investors-media) where anyone will be able to obtain free copies of the Registration Statement and included proxy statement/prospectus and other documents filed by the Company with the SEC and stockholders are urged to read the Registration Statement and included proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

The Company, Yarrow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about the Company’s directors and executive officers, including a description of their interests in the Company, is included in the Company’s most recent definitive proxy statement, as filed with the SEC on November 12, 2025. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger and Reorganization, dated December 17, 2025, by and among VYNE Therapeutics Inc., Yarrow Bioscience, Inc., and Yellow Merger Sub Corp.*

10.1	Form of Company Support Agreement

10.2	Form of Yarrow Support Agreement

10.3	Form of Securities Purchase Agreement

10.4	Form of Registration Rights Agreement

10.5	Form of Lock-Up Agreement

99.1	Joint Press Release, issued on December 17, 2025

99.2	Conference Call Transcript, dated December 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: December 17, 2025	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel